UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 24, 2009

Dot VN, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-53367	20-3825987
(Commission File Number)	(IRS Employer Identification No.)

000-53367
(Commission File Number)

20-3825987
 (IRS Employer Identification No.)

9449 Balboa Avenue, Suite 114, San Diego, California  92123
 (Address of principal executive offices and Zip Code)

(858) 571-2007
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 24, 2009, Dot VN, Inc., a Delaware corporation (“Dot VN”), executed a contract with NameDrive LLC, a Maryland limited liability corporation (“NameDrive”), to implement and operate monetization programs for (a) unregistered or expired domain names for the Vietnamese “.VN” ccTLD (the “Wild Carding Program”) and (b) registered domain names for the Vietnamese “.VN” ccTLD (the “Domain Parking Program”); collectively the Domain Registry Monetization Programs (the “Domain Registry Monetization Contract”).  NameDrive shall provide technical support, hardware and software, and business development support in the creation and commercialization of the Domain Registry Monetization Programs.  The Domain Registry Monetization Contract is the first step by Dot VN and its wholly owned subsidiary, Hi-Tek Multimedia, Inc., a California corporation, (collectively the “Company”) to implement programs which promote and advertise the registration of the ".VN" domain name through a "Parking Page" program under the Company’s exclusive contract with Vietnam Internet Network Information Centre (“VNNIC”) (the “Parking Page Contract”).  Pursuant to the Parking Page Contract, the Company will provide the tools, advanced technology infrastructure and marketing to implement and administer Parking Pages which in the event that a domain name is not registered or is expired (the Wild Carding Program) will direct the requestor to a default website administered by the Company and NameDrive providing the option to register the domain name as well as specific advertising based on automated semantic rendering of type-in traffic.  A copy of the “Domain Registry Monetization Contract” by and between the Company and NameDrive is attached hereto as Exhibit 10.36.

Item 8.01	Other Events.

On June 25, 2009, Dot VN, Inc. issued a press release announcing a strategic partnership with NameDrive, LLC to Commercialize ”.VN” Domain Registry Monetization Programs.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01 Financial statements and Exhibits

(d)  Exhibits

The following exhibits are filed as part of this report:

No.	Description

10.36
Domain Monetization Agreement dated June 24, 2009, by and between the Dot VN, Inc. and NameDrive LLC, a Maryland  limited liability corporation. (certain portions of this Exhibit 10.36 have been omitted based upon a request for confidential treatment)

99.1	Press Release dated June 25, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOT VN, INC. (Registrant)

Date: June 25, 2009	By:	/s/ Louis P. Huynh
		Name:	Louis P. Huynh
		Title:	General Counsel, Executive Vice President of Operations and Business Development, and Corporate Secretary

Exhibit Index

No.	Description

10.36
Domain Monetization Agreement dated June 24, 2009, by and between the Dot VN, Inc. and NameDrive LLC, a Maryland  limited liability corporation. (certain portions of this Exhibit 10.36 have been omitted based upon a request for confidential treatment)

99.1	Press Release dated June 25, 2009.